              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Depositor

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                  Series 2004-3

                          $[248,150,000] (Approximate)
              Expected Investor Settlement Date: October [29], 2004

                            TERM SHEET ~ Version 1.0
                                October 19, 2004

                           DLJ Mortgage Capital, Inc.
                                     Seller

                              IndyMac Bank, F.S.B.
                        Select Portfolio Servicing, Inc.
                                    Servicers

                             Wells Fargo Bank, N.A.
       Master Servicer, Trust Administrator, Servicer and Back-up Servicer

                           Wilshire Credit Corporation
                                Special Servicer

                         U.S. Bank National Association
                                     Trustee

                         Credit Suisse First Boston LLC
                                   Underwriter

                          CREDIT SUISSE / FIRST BOSTON

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The  information  contained  in the  attached  materials  is  referred to as the
"Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the
Issuer of the Certificates,  the Depositor,  nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information  contained  herein  is  preliminary  and will be  superseded  by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information  addresses only certain aspects of the applicable  Certificates'
characteristics  and thus does not provide a complete  assessment.  As such, the
Information may not reflect the impact of all structural  characteristics of the
Certificates.  The assumptions  underlying the Information,  including structure
and  collateral,   may  be  modified  from  time  to  time  to  reflect  changed circumstances.

Although a registration  statement  (including the  prospectus)  relating to the
Certificates  discussed in this communication has been filed with the Securities and  Exchange  Commission  and is  effective,  the final  prospectus  supplement relating to the Certificates  discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication  shall not constitute an offer to sell or the solicitation of an  offer  to buy nor  shall  there  be any  offer  or sale of the  Certificates discussed in this  communication in any state in which such offer,  solicitation or sale would be  unlawful  prior to  registration  or  qualification  under the securities  laws of any such state.  Prospective  purchasers are referred to the
final  prospectus  and  prospectus   supplement  relating  to  the  Certificates
discussed  in  this  communication  for  definitive  Information  on any  matter discussed in this communication.

Any investment  decision  should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the  Information.  Offering  Documents  contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final  prospectus  and  prospectus  supplement may be obtained by contacting the
Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               1

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

    Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-3
                          $[248,150,000] (Approximate)
                              Offered Certificates

---------- --------------- --------- ---------- ----------- ------------ ---------- --------- ------ ------------
                                      Prin.
              Original                          Window                   Pricing
  Class    --------------  Initial   Avg. Life  Call /                   Speed      Proj.
              Balance      Coupon    Call/Mat.     Mat.        Type      and        Net       W.A.      Exp'd
              (+/-5%)        (%)      (Years)    (Months)                Assumption Margin1    MTR     Rating2
---------- --------------- --------- ---------- ----------- ------------ ---------- --------- ------ ------------
---------- --------------- --------- ---------- ----------- ------------ ---------- --------- ------ ------------

  1-A-1    $[27,945,000.00][3.7770]3 [3.75 /    [1-126 /    Sen/WAC/PT    20 CPR    [2.177]%   [2]     AAA/Aaa
                                       4.09]      1-358]
  1-A-2    $[27,945,000.00] [TBD]4   [3.75 /    [1-126 /    Sen/Floater   20 CPR    [2.177]%   [2]     AAA/Aaa
                                       4.09]      1-358]
 1-A-2-X    $[notional]     [TBD]5                          Sen/inverse    [TBD]     [NA]%     [2]     AAA/Aaa
                                       [TBD]       [NA]         IO
  2-A-1    $[73,760,000.00][3.6631]6 [3.74 /    [1-126 /    Sen/WAC/PT    20 CPR    [2.080]%   [4]     AAA/Aaa
                                       4.08]      1-358]
  2-A-2    $[100,000,000.00][TBD]7   [3.74 /    [1-126 /    Sen/Floater   20 CPR    [2.080]%   [4]     AAA/Aaa
                                       4.08]      1-358]
 2-A-2-X    $[notional]     [TBD]8                          Sen/inverse    [TBD]     [NA]%     [4]     AAA/Aaa
                                       [TBD]       [NA]         IO
    M          $[TBD]      [3.6908]9 [6.73 /    [1-126 /    Sub/WAC/PT    20 CPR     [TBD]%   [TBD]  [AAA]/[Aa1]
                                       7.49]      1-358]
  C-B-1        $[TBD]      [3.6908]9 [6.73 /    [1-126 /    Sub/WAC/PT    20 CPR     [TBD]%   [TBD]  [AA]/[AA2]
                                       7.49]      1-358]
  C-B-2        $[TBD]      [3.6908]9 [6.73 /    [1-126 /    Sub/WAC/PT    20 CPR     [TBD]%   [TBD]   [A]/[A2]
                                       7.49]      1-358]
  C-B-3        $[TBD]      [3.6908]9 [6.73 /    [1-126 /    Sub/WAC/PT    20 CPR     [TBD]%   [TBD]  [BBB]/[Baa2]
                                       7.49]      1-358]
   AR         $[50.00]     [TBD]10     [TBD]      [TBD]     Sen/Residual   [NA]       [NA]    [TBD]    AAA/NR
  AR-L        $[50.00]     [TBD]10     [TBD]      [TBD]     Sen/Residual   [NA]       [NA]    [TBD]    AAA/NR
---------- --------------- --------- ---------- ----------- ------------ ---------- --------- ------ ------------

Information  is  preliminary  and  subject to final  collateral,  rating  agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties,  which may vary from the actual  characteristics  of the final  collateral.  Credit Suisse First
Boston  LLC makes no  representation  that such  analyses  or  calculations  are accurate or that such valuations represent levels where actual trades may occur.
Investors  should rely on the  information  contained in or filed in  connection with the prospectus/prospectus supplement.

1    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

2    The Group 1 and Group 2 Certificates (as defined herein, and other than the
     Class AR and Class  AR-L) are  expected  to be rated by  Standard  & Poor's
     Ratings Services ("S&P") and Moody's Investors Service,  Inc.  ("Moody's").
     The Class AR and Class AR-L  Certificates  are expected to be rated by S&P.

3    The initial  pass-through rate on the Class 1-A-1  Certificates is expected to be approximately [3.7770]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 1-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

4    The initial  pass-through rate on the Class 1-A-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 1-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii) the group 1 net funds cap, and (iii) [11.50]% (30/360,  0 day delay).  After  the  first  optional  termination  date,  the  Class  1-A-2 certificate  margin will  increase to [TBD]%.

5    The per annum pass-through rate on the Class 1-A-2-X  Certificates for each distribution  date  will  equal the  excess,  if any,  of (i) the  weighted average  pass-through  rate for the group 1 mortgage  loans,  over (ii) the
     pass-through   rate  for  that   distribution  date  for  the  Class  1-A-2
     Certificates  prior to giving effect to  distributions on that date (30/360 accrual basis, 24 day delay).

6    The initial  pass-through rate on the Class 2-A-1  Certificates is expected to be approximately [3.6631]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 2-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7    The initial  pass-through rate on the Class 2-A-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 2-A-2 Certificates will equal the least of (i) the sum of six-month LIBOR for that distribution date plus
     [TBD]%,  (ii) the group 2 net funds cap, and (iii) [11.50]% (30/360,  0 day delay).  After  the  first  optional  termination  date,  the  Class  2-A-2 certificate  margin will  increase to [TBD]%.

8    The per annum pass-through rate on the Class 2-A-2-X  Certificates for each distribution  date  will  equal the  excess,  if any,  of (i) the  weighted average  pass-through  rate for the group 2 mortgage  loans,  over (ii) the
     pass-through   rate  for  that   distribution  date  for  the  Class  2-A-2
     Certificates  prior to giving effect to  distributions on that date (30/360 accrual basis, 24 day delay).

9    The initial  pass-through  rate on the Class M and Class B Certificates  is
     expected  to  be  approximately   [3.6908]%  per  annum.  After  the  first
     distribution date, the per annum pass-through rate on the Class M and Class
     B Certificates will equal the weighted average of the net interest rates on the  group 1 and  group 2  mortgage  loans,  as  further  described  in the prospectus (30/360 accrual basis, 24 day delay).

10   The initial  pass-through  rate on the Class AR Certificates and Class AR-L
     Certificates is expected to be  approximately  [TBD]% per annum.  After the first  distribution  date, the per annum  pass-through rate on the Class AR
     Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis,
     24 day delay).

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               2

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

                  Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                        Series 2004-3
                                   Non-Offered Certificates

--------- ------------ ---------- ------------ ------------ ------------- ---------- --------- ------- -------------
 Class     Original     Initial    Avg. Life      Prin.         Type      Pricing    Proj.      W.A.      Exp'd
                                                                          Speed
            Balance    Coupon        Mat.      Window Mat.                and        Net
            (+/-5%)       (%)       (Years)     (Months)                  Assumption Margin1    MTR      Rating2
--------- ------------ ---------- ------------ ------------ ------------- ---------- --------- ------- -------------

 C-B-4      $[TBD]     [3.6908]3    [7.49]       [1-358]     Sub/WAC/PT    20 CPR     [TBD]%   [TBD]    [BB]/[Ba2]
                       [3.6908]                  [1-358]                   20 CPR
 C-B-5      $[TBD]         3        [7.49]                   Sub/WAC/PT               [TBD]%   [TBD]     [B]/[B2]
                       [3.6908]                  [1-358]                   20 CPR
 C-B-6      $[TBD]         3        [7.49]                   Sub/WAC/PT               [TBD]%   [TBD]      NR/NR
--------- ------------ ---------- ------------ ------------ ------------- ---------- --------- ------- -------------

Information  is  preliminary  and  subject to final  collateral,  rating  agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties,  which may vary from the actual  characteristics  of the final  collateral.  Credit Suisse First
Boston  LLC makes no  representation  that such  analyses  or  calculations  are accurate or that such valuations represent levels where actual trades may occur.
Investors  should rely on the  information  contained in or filed in  connection with the prospectus/prospectus supplement.

1    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

2    The Class C-B-4  Certificates are expected to be rated by Standard & Poor's
     Ratings Services ("S&P") and Moody's Investors Service,  Inc.  ("Moody's").
     The Class C-B-5  Certificates are expected to be rated by Standard & Poor's
     Ratings Services ("S&P").  The Class C-B-6 Certificates are not expected to be rated.

3    The initial pass-through rate on the Class B Certificates is expected to be approximately  [3.6908]% per annum.  After the first distribution date, the per annum  pass-through  rate on the Class B  Certificates  will  equal the weighted  average  of the net  interest  rates on the  group 1 and  group 2 mortgage  loans,  as further  described in the prospectus  (30/360  accrual basis, 24 day delay).

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               3

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

I. SUMMARY
   -------

Title of series          Adjustable    Rate     Mortgage-Backed     Pass-Through
                         Certificates, Series 2004-3.

Depositor                Credit Suisse First Boston Mortgage Securities Corp.

Sellers                  DLJ Mortgage Capital, Inc.

Servicers                IndyMac Bank, F.S.B., Select Portfolio Servicing,  Inc.
                         ("SPS")  (see "SPS  servicing  risk"  herein) and Wells
                         Fargo Bank, N.A.

Back-up Servicer         Wells  Fargo  Bank,  N.A.  (only  with  respect  to the
                         SPS-serviced mortgage loans).

Special Servicer         Wilshire Credit Corporation.

Master Servicer          Wells Fargo Bank, N.A.

Trustee                  U.S. Bank National Association.

Trust Administrator      Wells Fargo Bank, N.A.

Mortgage pool            [936] adjustable-rate  mortgage loans with an aggregate
                         principal balance of approximately $[255,163,446.41] as
                         of the cut-off date,  secured by first liens on one- to
                         four-family  residential properties.  Generally,  after
                         the initial  fixed rate period,  the interest  rate and
                         payment  for  the  mortgage  loans  adjust  monthly  or
                         semi-annually  based on an  index  plus a  margin.  The
                         mortgage pool consists of two groups of mortgage loans.
                         Group 1 is generally  comprised of mortgage  loans with
                         an initial  fixed rate period of one month,  Group 2 is
                         generally  comprised of mortgage  loans with an initial
                         fixed period of six months.

                         -------------------------------------------------------
                         Designation        Mortgage Loans     Principal Balance
                         -------------------------------------------------------

                         Group 1                [223]          $ [62,097,703.28]
                         Group 2                [713]          $[193,065,743.13]

                         Approximately  [100.00]%  and  [95.75]% of the groups 1
                         and 2 mortgage loans, respectively,  do not provide for
                         any payments of  principal  prior to ten years from the
                         date of origination.

                         Information  contained  herein  reflects the October 1,
                         2004  cut-off  date  scheduled   balances.   Collateral
                         information  contained  herein  is  indicative.  On the
                         closing date,  the aggregate  principal  balance of the
                         mortgage  loans in loan  groups 1 and 2, along with any
                         amounts  on  deposit in the  prefunding  account,  will
                         equal the aggregate  principal  balance of the Groups 1
                         and 2 Certificates  and the  Subordinate  Certificates.
                         For further  collateral  information,  see  "Collateral
                         3.28] Summary" and "Collateral Details" herein.

[Prefunding Amount]      Approximately [10%].

[Capitalized Interest    [TBD]
Account]

Cut-off date             October 1, 2004.

Closing date             On or about October 28, 2004.

Investor settlement date On or about October 29, 2004.

Distribution dates       On the  25th day of each  month,  or if the 25th day is
                         not a business  day,  on the  succeeding  business  day
                         beginning in November 2004.

Scheduled final          The  distribution  date in  February  2035.  The actual
distribution date        final  distribution  date  distribution  date  could be
                         substantially earlier.

Maturity date            February 25, 2035.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               4

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

Offered certificate      Class 1-A-1, Class 1-A-2,  Class 1-A-2-X,  Class AR and
                         Class AR-L  Certificates  (the "Group 1 Certificates"),

                         Class 2-A-1, Class 2-A-2 and Class 2-A-2-X Certificates
                         (the "Group 2  Certificates,"  and,  together  with the
                         Group 1 Certificates, the "Senior Certificates"),

                         Class M,  Class  C-B-1,  Class  C-B-2 and  Class  C-B-3
                         (together  with the Senior  Certificates,  the "Offered
                         Certificates").

Privately offered        Class C-B-4,  Class C-B-5 and Class C-B-6  Certificates
certificates             (together with  certificates  the Class M, Class C-B-1,
                         Class   C-B-2  and  Class   C-B-3   Certificates,   the
                         "Subordinate   Certificates").

Form of offered          The Offered  Certificates,  other than the Class AR and
certificates             Class   AR-L    Certificates,    will   be   book-entry
                         certificates.  The Class AR and Class AR-L Certificates
                         will be physical  certificates.

Minimum denominations    The Offered Certificates, other than the Class 1-A-2-X,
                         Class  2-A-2-X,  Class AR and Class AR-L  Certificates,
                         will be issued in minimum  denominations  (by principal
                         balance) of $25,000  and  integral  multiples  of $1 in
                         excess  thereof.  The Class 1-A-2-X and Class  II-A-2-X
                         will be issued in  minimum  denominations  of  $100,000
                         initial notional amount and in integral multiples of $1
                         in excess of that  amount.  The Class AR and Class AR-L
                         Certificates  will  be  issued  in  minimum  percentage
                         interests of 20%.

Accrual periods          For any  distribution  date and any  class  of  Offered
                         Certificates,  other  than the  Class  1-A-2  and Class
                         2-A-2  Certificates,  the  calendar  month  immediately
                         preceding that distribution  date. For any distribution
                         date and the Class 1-A-2 and Class 2-A-2  Certificates,
                         the  period  commencing  on the  immediately  preceding
                         distribution  date (or the closing date, in the case of
                         the  first  accrual  period)  and  ending  on  the  day
                         immediately  preceding the related  distribution  date.

Day count                For any  distribution  date and any  class  of  Offered
                         Certificates,  interest will be calculated on the basis
                         of a 360-day year  consisting of twelve 30-day  months.

Delay days               For any  distribution  date and any  class  of  Offered
                         Certificates other than the Class 1-A-2 and Class 2-A-2
                         Certificates,  24 days. For any  distribution  date and
                         the Class 1-A-2 and Class 2-A-2 Certificates, 0 days.

Optional termination     On  any  distribution   date  on  which  the  aggregate
                         outstanding stated principal balance of the group 1 and
                         group 2 mortgage  loans is less than or equal to 10% of
                         its aggregate principal balance as of the cut-off date,
                         [TBD] may, but will not be required to,  purchase  from
                         the trust all  remaining  group 1 and group 2  mortgage
                         loans,  thereby  causing an early  retirement  of and a
                         principal  prepayment  on  the  Group  1,  Group  2 and
                         Subordinate    Certificates.    Ratings   The   Offered
                         Certificates  are  expected  to  be  rated  by  Moody's
                         Investors  Service,  Inc.  ("Moody's) and/or Standard &
                         Poor's  Ratings  Services  ("S&P"),  with  the  ratings
                         indicated in the table on page 2 above.  Certain of the
                         Subordinate Certificates may be rated by Moody's and/or
                         S&P.

ERISA considerations     The offered  certificates,  other than the Class AR and
                         Class AR-L  Certificates,  may be eligible for purchase
                         by  transferees  acting for, or on behalf of,  employee
                         benefit plans or other retirement arrangements that are
                         subject to the Employee  Retirement Income Security Act
                         of 1974,  as amended  ("ERISA"),  or to Section 4975 of
                         the Internal Revenue Code of 1986, as amended,  subject
                         to certain  considerations  described in the prospectus
                         supplement.  Sales  of  the  Class  AR and  Class  AR-L
                         Certificates  to such plans or retirement  arrangements
                         are  prohibited,  except as described in the prospectus
                         supplement.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               5

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

Federal income tax       For federal  income tax purposes,  the  depositor  will
consequences             cause multiple separate real estate mortgage investment
                         conduit ("REMIC")  elections to be made with respect to
                         the trust  (exclusive  of the assets  held in the basis
                         risk reserve  fund).  The Offered  Certificates,  other
                         than the Class AR and  Class  AR-L  Certificates,  will
                         represent  ownership of regular  interests in the upper
                         tier  REMIC.   These  certificates  will  generally  be
                         treated as  representing  ownership of debt for federal
                         income tax purposes. Holders of these certificates will
                         be  required  to  include as income  all  interest  and
                         original issue discount,  if any, on such  certificates
                         in accordance  with the accrual  method of  accounting,
                         regardless of the certificateholders'  usual methods of
                         accounting.  For federal income tax purposes, the Class
                         AR-L  Certificates  will  represent  ownership  of  the
                         residual interests in the lower-tier REMICs, which will
                         hold the mortgage loans,  and the Class AR Certificates
                         will  represent  ownership of the residual  interest in
                         each remaining REMIC.

Legal investment         When issued, the Offered  Certificates,  other than the
                         Class C-B-2 Certificates and Class C-B-3  Certificates,
                         will be "mortgage  related  securities" for purposes of
                         the Secondary  Mortgage Market  Enhancement Act of 1984
                         ("SMMEA").  You should  consult your legal  advisors in
                         determining  whether  and to what  extent  the  Offered
                         Certificates constitute legal investments for you.

Principal and interest   Each  servicer  (or if a  servicer  fails  to  make  an
advancing                advance, the master Principal and servicer),  will make
                         cash  advances  with  respect  to  delinquent  interest
                         advancing  scheduled payments of principal and interest
                         on any mortgage loan serviced by it, to the extent they
                         are  deemed  recoverable.

Compensating interest    Each  servicer will provide  compensating  interest for
                         prepayment  interest  shortfalls  only  to  the  extent
                         described  in  the  prospectus  supplement.

Servicing transfer       It is anticipated that on or about January 1, 2005, the
                         servicing function for all or a portion of the mortgage
                         loans   serviced  by  SPS  will  be  transferred  to  a
                         successor  servicer  that meets the  requirements  of a
                         successor   servicer  in  the  pooling  and   servicing
                         agreement.

SPS servicing risk       Fairbanks   changed  its  name  to  "Select   Portfolio
                         Servicing,  Inc." on June 30,  2004.

                         SPS  maintains  an  "Average"  rating  with a  "Stable"
                         outlook  with S&P and an  "SQ3"  rating  with  Moody's.
                         Fitch  has  given SPS a  residential  primary  servicer
                         rating for  subprime  and home  equity of  "RPS3-",  an
                         Alt-A primary  servicer  rating of "RPS3" and a special
                         servicer rating of "RSS3".

                         On May 18, 2004,  the United States  District Court for
                         the  District  of   Massachusetts   entered  its  final
                         approval of the settlement of approximately 40 putative
                         class action cases and made  permanent its December 10,
                         2003  injunction  that has the  effect of  staying  all
                         litigation against SPS relating to the claims addressed
                         by the settlement  agreement.  The injunction  excludes
                         counterclaims  and  defenses  that  might  arise out of
                         foreclosure   proceedings   that  SPS   initiates   and
                         individuals who excluded themselves from the settlement
                         to pursue individual claims for relief.  The settlement
                         contemplates  that  plaintiff's  redress would come, in
                         part,  from the redress fund  established in connection
                         with  SPS'  settlement  with the FTC and HUD  described
                         below.

                         On May 5, 2004, a West Virginia  state court entered an
                         order approving a settlement between SPS and plaintiffs
                         in a putative class action in which plaintiffs alleging
                         certain of SPS' fees  violated  provisions  of the West
                         Virginia Code sought an injunction, declaratory relief,
                         actual  damages,  civil  penalties,  punitive  damages,
                         attorneys'  fees,  and other relief from SPS. Under the
                         settlement,  SPS may  resume  its  previously  enjoined
                         foreclosure  activities  in West  Virginia,  subject to
                         compliance with applicable law. The settlement requires
                         the  approximately 200 West Virginia loans that were in
                         one of two specific categories (i.e., real estate owned
                         or foreclosure) as of January 7, 2003 to be reviewed by
                         a three-person  panel,  including a  representative  of
                         SPS, to resolve any  customer  disputes  that may exist
                         regarding  charges  assessed by SPS on such  customer's
                         accounts  and/or  SPS' right to  foreclose.  On May 13,
                         2004,  the  West  Virginia  Supreme  Court  accepted  a
                         petition  to  certify   certain   questions   regarding
                         foreclosure  procedure.  A hearing will be held in late
                         2004,  which,  depending  on whether  and how the Court
                         answers these  questions,  may impact the activities of
                         SPS and other  servicers  in that state with respect to
                         foreclosures  and loan workouts.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               6

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

                         On November 12, 2003, SPS announced that it had entered
                         into a final settlement  agreement with the FTC and HUD
                         to resolve  issues  raised  during their review of SPS'
                         servicing  practices.  As part of the  settlement,  SPS
                         agreed to pay to the FTC the amount of $40  million for
                         the  creation  of a  redress  fund for the  benefit  of
                         consumers  harmed  allegedly  by SPS  and to  implement
                         certain  practices  on a  prospective  basis.

                         SPS has recently  entered into consent  agreements with
                         regulatory agencies in Florida, Michigan,  Colorado and
                         Illinois, which provide for provisions similar to those
                         contained  in the consent  order  entered into with the
                         FTC and HUD.  While not  admitting any liability in any
                         of those  agreements,  SPS  agreed  to  refund  certain
                         amounts to Florida and Michigan consumers identified by
                         the regulators in those states.

                         SPS has experienced an increased level of scrutiny from
                         various state regulatory agencies and a few states have
                         conducted or  commenced  formal  investigations.  A few
                         agencies have taken the position  that  notwithstanding
                         the amount  available  under the FTC redress fund, such
                         agencies  would  seek  to  ensure  that  the  consumers
                         residing in those states  receive relief without regard
                         to the relief  available under the FTC redress fund. If
                         those state regulatory agencies persist in their desire
                         to have amounts  paid to consumers  who reside in those
                         states  regardless  of the  establishment  of  the  FTC
                         redress  fund,  and such amounts in the  aggregate  are
                         material,  it is unlikely  that SPS will be able to pay
                         such amounts.  As a result,  those agencies might elect
                         to bring  administrative  or other actions  against SPS
                         seeking to require refunds,  the imposition of monetary
                         penalties and/or revocation of SPS' licenses to conduct
                         its  servicing  activities  in that state.  Due to this
                         current and  potential  future  adverse  event,  future
                         income   from   SPS's   operations   may  be   impacted
                         negatively.

                         The  occurrence of one or more of the foregoing  events
                         or a  determination  by any court or regulatory  agency
                         that SPS'  policies and  procedures  do not comply with
                         applicable law could lead to further  downgrades by one
                         or more rating  agencies,  a transfer of SPS' servicing
                         responsibilities,   increased   delinquencies   on  the
                         mortgage loans serviced by SPS, delays in distributions
                         on the  offered  certificates,  losses  on the  offered
                         certificates,  or any  combination of these events.  In
                         addition,   such  developments  could  result  in  SPS'
                         insolvency   or   bankruptcy,   and  there  can  be  no
                         assurance,  in the  event of a  bankruptcy  proceeding,
                         that SPS could  reorganize  successfully in bankruptcy.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               7

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

II.  CREDIT ENHANCEMENT

Subordination            Credit   enhancement  for  the  Group  1  and  Group  2
                         Certificates   includes   the   subordination   of  the
                         Subordinate    Certificates   and   the   priority   of
                         application of realized  losses,  as described  herein.
                         The  Subordinate  Certificates  will be  subordinate in
                         right of payment of and provide  credit  support to the
                         Group  1  and  Group  2  Certificates   to  the  extent
                         described   herein.   The   support   provided  by  the
                         Subordinate  Certificates  is  intended  to enhance the
                         likelihood of regular  receipt by the Group 1 and Group
                         2  Certificates  of the  full  amount  of  the  monthly
                         distributions  of interest and  principal to which they
                         are  entitled  and to  afford  the  Group 1 and Group 2
                         Certificates   protection   against   certain   losses.

Credit enhancement       For any distribution date, the fraction, expressed as a
percentages              percentage,  the  numerator  of which is the sum of the
                         aggregate  class  principalbalance  of the  Subordinate
                         Certificates  after  giving  effect to payments on such
                         distribution  date, and the denominator of which is the
                         aggregate  loan group  balance  for group 1 and group 2
                         mortgage  loans  for such  distribution  date.

                         Initial Credit Enhancement Percentages:

                         -------------------------------------------------------
                                                    Approximate Expected Initial
                                Class                 Credit Enhancement* (%)
                         -------------------------------------------------------
                         Senior Certificates
                                                              [10.00]
                                  M                            [7.00]
                                C-B-1                          [5.75]
                                C-B-2                          [4.00]
                                C-B-3                          [2.75]
                                C-B-4                          [1.50]
                                C-B-5                          [0.65]
                                C-B-6                          [0.00]

                         -------------------------------------------------------
                         *Based on collateral cut-off balance.  Subject to a +/-
                         0.50% variance.

Shifting of interests    Except as described below, the Group 1 Certificates and
                         Group 2  Certificates  will  receive  100% of principal
                         prepayments  received  on  the  mortgage  loans  in the
                         related loan group until the [seventh]  anniversary  of
                         the  first  distribution  date.  During  the next  four
                         years, the senior certificates will generally receive a
                         disproportionately  large,  but  decreasing,  share  of
                         principal  prepayments.  This will  result in a quicker
                         return of principal to these  senior  certificates  and
                         increases   the   likelihood   that  holders  of  these
                         certificates  will be paid the full amount of principal
                         to  which  they  are  entitled.

                         If  the   subordinate   percentage   before  the  third
                         anniversary of the first  distribution  date is greater
                         than or equal to twice the subordinate percentage as of
                         the  closing  date (and  certain  other  rating  agency
                         collateral  performance  requirements  are  satisfied),
                         then the subordinate  classes will receive 50% of their
                         pro  rata  share  of  principal  prepayments.   If  the
                         subordinate   percentage   on  or   after   the   third
                         anniversary of the first  distribution  date is greater
                         than or equal to twice the subordinate percentage as of
                         the closing date (and certain rating agency  collateral
                         performance  requirements  are  satisfied),   then  the
                         subordinate  classes will receive  their pro rata share
                         of principal prepayments.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               8

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

III.  DISTRIBUTIONS

Available distribution   For any  distribution  date and each of the group 1 and
amount                   group 2  mortgage  loans,  the sum  of:  (i)  scheduled
                         payments  and advances on the related  mortgage  loans,
                         net of related servicing,  trustee, and insurance fees,
                         as applicable; (ii) insurance and liquidation proceeds,
                         net  of  unreimbursed   liquidation   expenses;   (iii)
                         principal   prepayments  received  during  the  related
                         prepayment period, excluding prepayment penalties; (iv)
                         amounts  received  in  respect of a  repurchase  by the
                         related  seller,  or  a  purchase  by  a  holder  of  a
                         subordinate  certificate or by the special servicer, as
                         provided in the pooling and servicing agreement, net of
                         advances  previously made and other amounts as to which
                         the trustee, the trust administrator, a servicer or the
                         master  servicer  is  entitled  to be  reimbursed;  (v)
                         compensating interest;  (vi) recoveries;  and (vii) any
                         amount paid in connection with an optional termination,
                         up to the  amount  of the par  value  for  the  related
                         group.

Priority of              Distributions  will in general be made to the extent of
distributions            the  available  funds for the related loan group in the
                         order and priority as follows:

                         1. First, to the related senior certificates, pro-rata,
                            accrued  and  unpaid   interest  at  their
                            respective pass-through  rates on their respective
                            class principal balances.

                         2.  Second, to the  related  senior  certificates, as
                             principal, the related senior  principal
                             distribution amount as described below under the
                             heading "Distributions of principal,"

                         3. Third,  to each class of  Subordinate  Certificates,
                            interest  and  then  principal  first  to the  Class
                            M Certificates and then to the Class B Certificates,
                            in increasing order of numerical class designation,
                            and

                         4. Fourth, to the Class AR or Class AR-L  Certificates,
                            as appropriate,  the remainder (which is expected to
                            be zero).

Distribution of interest The  pass-through  rates for the  Group 1,  Group 2 and
                         Subordinate  Certificates  are  described  in the table
                         beginning  on page 2  above  and in the  notes  to that
                         table. Generally,  the per annum pass-through rates for
                         each  of  the   Group  1,   Group  2  and   Subordinate
                         Certificates  (other than the Class 1-A-2, Class 2-A-2,
                         Class  1-A-2-X  and Class  2-A-2-X  Certificates)  will
                         equal the weighted average of the net interest rates on
                         the mortgage  loans in the related loan  group(s).  The
                         per  annum  pass-through  rates  for each of the  Class
                         1-A-2  Certificates  and Class 2-A-2  Certificates  for
                         each  distribution  date will be a per annum rate equal
                         to the least of (i) the sum of the applicable index for
                         that distribution date plus the applicable  certificate
                         margin,  (ii) the  applicable  net funds cap, and (iii)
                         the  applicable  maximum  interest  rate. The per annum
                         pass-through  rates  on the  Class  1-A-2-X  and  Class
                         2-A-2-X  Certificates for each  distribution  date will
                         equal the excess,  if any, of (i) the weighted  average
                         pass-through  rate for the group 1 or group 2  mortgage
                         loans, as applicable,  over (ii) the pass-through  rate
                         for that distribution date for the Class 1-A-2 or Class
                         2-A-2  Certificates,  as  applicable,  prior to  giving
                         effect  to  distributions  on  that  date.

Net funds cap            The  annual  pass-through  rates  on each of the  Class
                         1-A-2 and Class 2-A-2 Certificates are subject to a net
                         funds caps.

                         On any  distribution  date, the Group 1 and Group 2 net
                         funds caps will each equal (a) a fraction, expressed as
                         a percentage,  the numerator of which is the product of
                         (1) the related optimal interest  remittance amount for
                         such date and (2) 12, and the  denominator  of which is
                         the aggregate loan balance of the mortgage loans in the
                         related  loan  group  for  the  immediately   preceding
                         distribution  date,  multiplied by (b) a fraction,  the
                         numerator of which is 30 and the  denominator  of which
                         is  the  actual  number  of  days  in  the  immediately
                         preceding accrual period.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               9

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

                         On any distribution  date, if the current interest rate
                         (calculated on the basis of the lesser of (x) the index
                         plus  the  applicable  certificate  margin  and (y) the
                         maximum  interest  rate)  on the  Class  1-A-2 or Class
                         2-A-2  Certificates is limited by the related net funds
                         cap,  such  difference  will  constitute  a basis  risk
                         shortfall.

                         Schedules of the Group 1 and Group 2 net funds caps are
                         included in this document.

Basis risk shortfall     On  any  distribution  date  for  which  a  basis  risk
                         shortfall  existswith  respect  to the  Class  1-A-2 or
                         Class 2-A-2 Certificates,  amounts that would otherwise
                         be paid to the Class 1-A-2-X Certificates, with respect
                         to the Class 1-A-2  Certificates,  or the Class 2-A-2-X
                         Certificates,   with   respect   to  the  Class   2-A-2
                         Certificates,  up to the required  reserve fund deposit
                         for such  distribution  date,  will be  deposited  in a
                         reserve fund for payment of such basis risk  shortfall.
                         Neither the Class  1-A-2-X  Certificates  nor the Class
                         2-A-2-X  Certificates will be entitled to reimbursement
                         for any payment of a required reserve fund deposit. For
                         any  distribution   date,  the  required  reserve  fund
                         deposit  will be an amount  equal to the  lesser of (i)
                         the  amount of  accrued  interest  payable to the Class
                         1-A-2 or Class 2-A-2 Certificates,  as applicable,  for
                         such  distribution date and (ii) the amount required to
                         bring the  balance  on  deposit  in the Class  1-A-2 or
                         Class 2-A-2 basis risk reserve fund (as  applicable) up
                         to an amount equal to $5,000.  After  giving  effect to
                         withdrawals on any distribution  date to pay basis risk
                         shortfalls,  amounts on deposit, if any, in the related
                         basis risk  reserve  fund in excess of $5,000  shall be
                         released to the  holders of the Class  1-A-2-X or Class
                         2-A-2-X  Certificates,   as  applicable.

Maximum interest rate    The maximum  interest  rate for each of the Class 1-A-2
                         Certificates  and  Class  2-A-2  Certificates  for each
                         distribution date is [11.50]%.

Distribution of          The  Group 1 and  Group  2  Certificates  will  receive
principle                principal  collected  from  the  group  1 and  group  2
                         mortgage loans, respectively,  except under the limited
                         circumstances    described   below.   The   Subordinate
                         Certificates will receive principal  collected from the
                         group 1 and group 2 mortgage  loans.  The Class 1-A-2-X
                         and Class 2-A-2-X  Certificates will not be entitled to
                         receive  any   distributions  of  principal.

                         On each distribution  date, an amount up to the Group 1
                         senior   principal   distribution   amount   for   that
                         distribution  date will be distributed as principal pro
                         rata  to the  Class  AR  Certificates  and  Class  AR-L
                         Certificates  until their  respective  class  principal
                         balances  are  reduced  to zero,  and then to the Class
                         1-A-1 and Class  1-A-2  Certificates,  pro rata,  until
                         their class  principal  balances  have been  reduced to
                         zero.

                         On each distribution  date, an amount up to the Group 2
                         senior   principal   distribution   amount   for   that
                         distribution  date will be  distributed as principal to
                         the Class 2-A-1 and Class 2-A-2 Certificates, pro rata,
                         until their class principal  balances have been reduced
                         to zero.

                         Distributions   of   principal   of   the   Subordinate
                         Certificates  will be made  on each  distribution  date
                         sequentially in the order of their alphanumerical class
                         designation,  beginning with the Class M  Certificates,
                         then the Class C-B-1 Certificates and so on, until each
                         class of  Subordinate  Certificates  has  received  its
                         respective pro rata share of the subordinate  principal
                         distribution   amount  for  that   distribution   date;
                         provided that, if on any distribution  date the related
                         subordination   level  of  any  class  of   Subordinate
                         Certificates  is less  than the  related  subordination
                         level  of  such  class  as  of  the  closing  date,  no
                         distributions  of  principal  prepayments  in full  and
                         partial principal prepayments will be made to any class
                         or classes junior to that class.  The amount  otherwise
                         distributable  to those classes will be allocated among
                         the remaining  classes of Subordinate  Certificates pro
                         rata,  based  upon  their  respective  class  principal
                         balances.

Realized losses          Any Realized  Loss with respect to a group 1 or group 2
                         mortgage  loan,  except  for  excess  losses,  will  be
                         allocated  first  among  the  Subordinate  Certificates
                         sequentially  in reverse order of their  alphanumerical
                         class  designation,  beginning  with  the  Class  C-B-6
                         Certificates,  until  each of  their  respective  class
                         principal  balances have been reduced to zero,  then to
                         the  Class  M  Certificates,  and  then  to the  senior
                         certificates of the related group, pro rata,  according
                         to and in reduction of their class principal  balances.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              10

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

                         Investors  in the  Group  1 and  Group  2  Certificates
                         should be aware that the class  principal  balances  of
                         the Subordinate  Certificates  could be reduced to zero
                         as a result of a  disproportionate  amount of  realized
                         losses  on the  mortgage  loans in  either  of the loan
                         groups.  Excess  losses are  special  hazard  losses in
                         excess  of  the  special   Excess  losses  hazard  loss
                         coverage  amount,  bankruptcy  losses  in excess of the
                         bankruptcy  loss  coverage  amount and fraud  losses in
                         excess  of the  fraud  loss  coverage  amount,  each as
                         described in the prospectus. On each distribution date,
                         excess  losses  will be  allocated  pro rata  among the
                         certificates, based on their respective class principal
                         balances.  On each distribution  date, if the aggregate
                         principal   balance  of  all  classes  of  certificates
                         exceeds the aggregate  loan balance after giving effect
                         to distributions of principal and the allocation of all
                         losses, that excess will be deemed a principal loss and
                         will  be   allocated   to  the  most  junior  class  of
                         Subordinate Certificates then outstanding.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              11

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

IV.  BOND PROFILES

     GROUPS 1 and 2 BOND PROFILES TO CALL*:

-------------------------------------------------------------------------------------------------------------------------
          Prepay        10 CPR    15 CPR    17 CPR    20 CPR    22 CPR    25 CPR    30 CPR    35 CPR    40 CPR    50 CPR
--------------------------------------------------------------------------------------------------------------------------

            IA1 & 1A2:   Run to Call
--------------------------------------------------------------------------------------------------------------------------

                   WAL   7.35      5.06      4.46      3.75      3.37      2.90      2.33      1.92      1.61       1.18
Principal Window Begin   4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov      4-Nov
  Principal Window End   23-Feb    18-Mar    16-Oct    15-Jan    14-Jan    12-Oct    11-Apr    10-Mar    9-May      8-Feb
    Principal # Months   220       161       144       123       111       96        78        65        55         40
--------------------------------------------------------------------------------------------------------------------------
            2A1 & 2A2:   Run to Call
--------------------------------------------------------------------------------------------------------------------------
                   WAL   7.31      5.04      4.45      3.74      3.36      2.90      2.32      1.91      1.61       1.18
Principal Window Begin   4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov      4-Nov
  Principal Window End   23-Feb    18-Mar    16-Oct    15-Jan    14-Jan    12-Oct    11-Apr    10-Mar    9-May      8-Feb
    Principal # Months   220       161       144       123       111       96        78        65        55         40
--------------------------------------------------------------------------------------------------------------------------
       Class M & C-B
        Certificates:    Run to Call
--------------------------------------------------------------------------------------------------------------------------
                   WAL   12.80     9.02      7.95      6.73      6.12      5.43      4.61      3.97      3.46       2.66
Principal Window Begin   4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov      4-Nov
  Principal Window End   23-Feb    18-Mar    16-Oct    15-Jan    14-Jan    12-Oct    11-Apr    10-Mar    9-May      8-Feb
    Principal # Months   220       161       144       123       1ll       96        78        65        55         40
--------------------------------------------------------------------------------------------------------------------------

*Assumes
1 Month LIBOR:       1.8900
6 Month LIBOR:       2.1975
**WAL's  calculated  from the  settlement  date  assuming  a 30/360  basis.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              12

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

        BOND PROFILES (Cont.)

        GROUPS 1 and 2 BOND PROFILES TO MATURITY*:

-------------------------------------------------------------------------------------------------------------------------
          Prepay        10 CPR    15 CPR    17 CPR    20 CPR    22 CPR    25 CPR    30 CPR    35 CPR    40 CPR    50 CPR
--------------------------------------------------------------------------------------------------------------------------

            IA1 & 1A2:   Run to Call
--------------------------------------------------------------------------------------------------------------------------

                   WAL   7.73      5.44      4.83      4.09      3.69      3.19      2.55      2.10      1.76       1.27
Principal Window Begin   4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov     4-Nov      4-Nov
  Principal Window End   Sep-34    Sep-34    Sep-34    Sep-34    Sep-34    Sep-34    Sep-34    Sep-34    Sep-34     Feb-34
    Principal # Months   359       359       359       359       359       359       359       359       359        352
--------------------------------------------------------------------------------------------------------------------------
            2A1 & 2A2:   Run to Maturity
--------------------------------------------------------------------------------------------------------------------------
                   WAL   7.69      5.42      4.81      4.08     3.68       3.18      2.55      2.10      1.75       1.27
Principal Window Begin   4-Nov     4-Nov     4-Nov     4-Nov    4-Nov      4-Nov     4-Nov     4-Nov     4-Nov      4-Nov
  Principal Window End   Sep-34    Sep-34    Sep-34    Sep-34   Sep-34     Sep-34    Sep-34    Sep-34    Sep-34     Mar-34
    Principal # Months   359       359       359       359      359        359       359       359       359        353
--------------------------------------------------------------------------------------------------------------------------
         Class M & C-B
          Certificates:  Run to Maturity
--------------------------------------------------------------------------------------------------------------------------
                   WAL   13.66     9.89      8.77      7.49     6.85       6.14      5.27      4.59      4.06       3.27
Principal Window Begin   4-Nov     4-Nov     4-Nov     4-Nov    4-Nov      4-Nov     4-Nov     4-Nov     4-Nov      4-Nov
  Principal Window End   Sep-34    Sep-34    Sep-34    Sep-34   Sep-34     Sep-34    Sep-34    Sep-34    Sep-34     Jun-34
    Principal # Months   359       359       359       359      359        359       359       359       359        356
--------------------------------------------------------------------------------------------------------------------------

*Assumes
1 Month LIBOR:        1.8900
6 Month LIBOR:        2.1975

**WAL's calculated from the settlement date assuming a 30/360 basis.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              13

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

V.   Net Funds Caps

     Group 1 - Flat LIBOR*

     Note: All LIBOR Certificates are subject to an 11.50% hard cap.

--------------------------------------------------------------------------------

                          Group 1                               Group 1
 Period     Date      AFC - 30/360     Period     Date       AFC - 30/360

   1        25-Nov-04      3.7770         31      25-May-07      4.1912
   2        25-Dec-04      3.9401         32      25-Jun-07      4.1912
   3        25-Jan-05      3.9401         33      25-Jul-07      4.1912
   4        25-Feb-05      3.9789         34      25-Aug-07      4.1912
                                       --------------------------------------
   5        25-Mar-05      4.1524         35      25-Sep-07      4.1912
   6        25-Apr-05      4.1912         36      25-Oct-07      4.1912
   7        25-May-05      4.1912         37      25-Nov-07      4.1912
   8        25-Jun-05      4.1912         38      25-Dec-07      4.1912
   9        25-Jul-05      4.1912         39      25-Jan-08      4.1912
   10       25-Aug-05      4.1912         40      25-Feb-08      4.1912
   11       25-Sep-05      4.1912         41      25-Mar-08      4.1912
   12       25-Oct-05      4.1912         42      25-Apr-08      4.1912
-----------------------------------
   13       25-Nov-05      4.1912         43      25-May-08      4.1912
   14       25-Dec-05      4.1912         44      25-Jun-08      4.1912
   15       25-Jan-06      4.1912         45      25-Jul-08      4.1912
   16       25-Feb-06      4.1912         46      25-Aug-08      4.1912
   17       25-Mar-06      4.1912         47      25-Sep-08      4.1912
   18       25-Apr-06      4.1912         48      25-Oct-08      4.1912
                                       --------------------------------------
   19       25-May-06      4.1912         49      25-Nov-08      4.1912
   20       25-Jun-06      4.1912         50      25-Dec-08      4.1912
   21       25-Jul-06      4.1912         51      25-Jan-09      4.1912
   22       25-Aug-06      4.1912         52      25-Feb-09      4.1912
   23       25-Sep-06      4.1912         53      25-Mar-09      4.1912
   24       25-Oct-06      4.1912         54      25-Apr-09      4.1912
-----------------------------------
   25       25-Nov-06      4.1912         55      25-May-09      4.1912
   26       25-Dec-06      4.1912         56      25-Jun-09      4.1912
   27       25-Jan-07      4.1912         57      25-Jul-09      4.1912
   28       25-Feb-07      4.1912         58      25-Aug-09      4.1912
   29       25-Mar-07      4.1912         59      25-Sep-09      4.1912
   30       25-Apr-07      4.1912         60      25-Oct-09      4.1912
                                       --------------------------------------
--------------------------------------------------------------------------------

*    Assumes  each  Collateral  index  instantaneously  rises to 20.00%  and all collateral pays at 20% CPR.

**   Adjusted to an  Actual/360  basis  assuming  payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              14

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

     Net Funds Cap (Cont.)

     Group 1 - Stressed LIBOR*

     Note: All LIBOR Certificates are subject to an 11.50% hard cap.

--------------------------------------------------------------------------------

                           Group 1                               Group 1
  Period   Date          AFC - 30/360   Period     Date        AFC - 30/360

    1      25-Nov-04       3.7770          31      25-May-07      11.6250
    2      25-Dec-04       8.3980          32      25-Jun-07      11.6250
    3      25-Jan-05       8.3980          33      25-Jul-07      11.6250
    4      25-Feb-05       8.7695          34      25-Aug-07      11.6250
    5      25-Mar-05      10.3949          35      25-Sep-07      11.6250
    6      25-Apr-05      11.6250          36      25-Oct-07      11.6250
                                        -------------------------------------
    7      25-May-05      11.6250          37      25-Nov-07      11.6250
    8      25-Jun-05      11.6250          38      25-Dec-07      11.6250
    9      25-Jul-05      11.6250          39      25-Jan-08      11.6250
   10      25-Aug-05      11.6250          40      25-Feb-08      11.6250
   11      25-Sep-05      11.6250          41      25-Mar-08      11.6250
   12      25-Oct-05      11.6250          42      25-Apr-08      11.6250
-----------------------------------
   13      25-Nov-05      11.6250          43      25-May-08      11.6250
   14      25-Dec-05      11.6250          44      25-Jun-08      11.6250
   15      25-Jan-06      11.6250          45      25-Jul-08      11.6250
   16      25-Feb-06      11.6250          46      25-Aug-08      11.6250
   17      25-Mar-06      11.6250          47      25-Sep-08      11.6250
   18      25-Apr-06      11.6250          48      25-Oct-08      11.6250
                                        -------------------------------------
   19      25-May-06      11.6250          49      25-Nov-08      11.6250
   20      25-Jun-06      11.6250          50      25-Dec-08      11.6250
   21      25-Jul-06      11.6250          51      25-Jan-09      11.6250
   22      25-Aug-06      11.6250          52      25-Feb-09      11.6250
   23      25-Sep-06      11.6250          53      25-Mar-09      11.6250
   24      25-Oct-06      11.6250          54      25-Apr-09      11.6250
-----------------------------------
   25      25-Nov-06      11.6250          55      25-May-09      11.6250
   26      25-Dec-06      11.6250          56      25-Jun-09      11.6250
   27      25-Jan-07      11.6250          57      25 Jul-09      11.6250
   28      25-Feb-07      11.6250          58      25-Aug-09      11.6250
   29      25-Mar-07      11.6250          59      25-Sep-09      11.6250
   30      25-Apr-07      11.6250          60      25-Oct-09      11.6250
                                        -------------------------------------
--------------------------------------------------------------------------------

*    Assumes each underlying  Collateral index  instantaneously  rises to 20.00%
     and all collateral pays at 20% CPR.

**   Adjusted to an  Actual/360  basis  assuming  payments are made on the dates indicated

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              15

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

        Net Funds Cap (Cont.)

        Group 2 - Flat LIBOR*

        Note: All LIBOR Certificates are subject to an 11.50% hard cap.

--------------------------------------------------------------------------------

                           Group 2                                   Group 2
Period     Date         AFC - 30/360   Period      Date           AFC - 30/360

   1       25-Nov-04      3.6631          31       25-May-07        4.2779
   2       25-Dec-04      3.6631          32       25-Jun-07        4.2779
   3       25-Jan-05      3.6631          33       25-Jul-07        4.2779
   4       25-Feb-05      3.7682          34       25-Aug-07        4.2779
   5       25-Mar-05      4.2056          35       25-Sep-07        4.2779
   6       25-Apr-05      4.2779          36       25-Oct-07        4.2779
                                        -------------------------------------
   7       25-May-05      4.2779          37       25-Nov-07        4.2779
   8       25-Jun-05      4.2779          38       25-Dec-07        4.2779
   9       25 Jul-05      4.2779          39       25-Jan-08        4.2779
  10       25-Aug-05      4.2779          40       25-Feb-08        4.2779
  11       25-Sep-05      4.2779          41       25-Mar-08        4.2779
  12       25-Oct-05      4.2779          42       25-Apr-08        4.2779
----------------------------------
  13       25-Nov-05      4.2779          43       25-May-08        4.2779
  14       25-Dec-05      4.2779          44       25 Jun-08        4.2779
  15       25-Jan-06      4.2779          45       25-Jul-08        4.2779
  16       25-Feb-06      4.2779          46       25-Aug-08        4.2779
  17       25-Mar-06      4.2779          47       25-Sep-08        4.2779
  18       25-Apr-06      4.2779          48       25-Oct-08        4.2779
                                        -------------------------------------
  19       25-May-06      4.2779          49       25-Nov-08        4.2779
  20       25-Jun-06      4.2779          50       25-Dec-08        4.2779
  21       25-Jul-06      4.2779          51       25-Jan-09        4.2779
  22       25-Aug-06      4.2779          52       25-Feb-09        4.2779
  23       25-Sep-06      4.2779          53       25-Mar-09        4.2779
  24       25-Oct-06      4.2779          54       25-Apr-09        4.2779
----------------------------------
  25       25-Nov-06      4.2779          55       25-May-09        4.2779
  26       25-Dec-06      4.2779          56       25-Jun-09        4.2779
  27       25-Jan-07      4.2779          57       25-Jul-09        4.2779
  28       25-Feb-07      4.2779          58       25-Aug-09        4.2779
  29       25-Mar-07      4.2779          59       25-Sep-09        4.2779
  30       25-Apr-07      4.2779          60       25-Oct-09        4.2779
                                        -------------------------------------
--------------------------------------------------------------------------------

*    Assumes each underlying  Collateral index  instantaneously  rises to 20.00%
     and all collateral pays at 20% CPR.

**   Adjusted to an  Actual/360  basis  assuming  payments are made on the dates indicated

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              17

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

        Net Funds Cap (Cont.)

        Group 2 - Stressed LIBOR*

        Note: All LIBOR Certificates are subject to an 11.50% hard cap.

--------------------------------------------------------------------------------

                           Group 2                                   Group 2
 Period    Date          AFC - 30/360       Period    Date        AFC - 30/360

    1      25-Nov-04       3.6631             31      25-May-07      11.6257
    2      25-Dec-04       3.6631             32      25-Jun-07      11.6257
    3      25-Jan-05       3.6631             33      25-Jul-07      11.6257
    4      25-Feb-05       4.5187             34      25-Aug-07      11.6257
    5      25-Mar-05       8.9776             35      25-Sep-07      11.6257
    6      25-Apr-05      11.6257             36      25-Oct-07      11.6257
                                            -----------------------------------
    7      25-May-05      11.6257             37      25-Nov-07      11.6257
    8      25-Jun-05      11.6257             38      25-Dec-07      11.6257
    9      25-Jul-05      11.6257             39      25-Jan-08      11.6257
   10      25-Aug-05      11.6257             40      25-Feb-08      11.6257
   11      25-Sep-05      11.6257             41      25-Mar-08      11.6257
   12      25-Oct-05      11.6257             42      25-Apr-08      11.6257
 ----------------------------------
   13      25-Nov-05      11.6257             43      25-May-08      11.6257
   14      25-Dec-05      11.6257             44      25-Jun-08      11.6257
   15      25-Jan-06      11.6257             45      25 Jul-08      11.6257
   16      25-Feb-06      11.6257             46      25-Aug-08      11.6257
   17      25-Mar-06      11.6257             47      25-Sep-08      11.6257
   18      25-Apr-06      11.6257             48      25-Oct-08      11.6257
                                            -----------------------------------
   19      25-May-06      11.6257             49      25-Nov-08      11.6257
   20      25-Jun-06      11.6257             50      25-Dec-08      11.6257
   21      25 Jul-06      11.6257             51      25-Jan-09      11.6257
   22      25-Aug-06      11.6257             52      25-Feb-09      11.6257
   23      25-Sep-06      11.6257             53      25-Mar-09      11.6257
   24      25-Oct-06      11.6257             54      25-Apr-09      11.6257
 ----------------------------------
   25      25-Nov-06      11.6257             55      25-May-09      11.6257
   26      25-Dec-06      11.6257             56      25-Jun-09      11.6257
   27      25-Jan-07      11.6257             57      25 Jul-09      11.6257
   28      25-Feb-07      11.6257             58      25-Aug-09      11.6257
   29      25-Mar-07      11.6257             59      25-Sep-09      11.6257
   30      25-Apr-07      11.6257             60      25-Oct-09      11.6257
                                            -----------------------------------
--------------------------------------------------------------------------------

*    Assumes each underlying  Collateral index  instantaneously  rises to 20.00%
     and all collateral pays at 20% CPR.

**   Adjusted to an  Actual/360  basis  assuming  payments are made on the dates indicated

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              17

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

 VI.  CONTACTS

       ------------------------------------------------------------------------------------------------
                                              ARMs TRADING DESK
       ------------------------------------------------------------------------------------------------
       ------------------------------ ----------------- ------------------ ----------------------------
                  Contact                  Phone               Fax                   E-mail

       Mark Tecotzky                    212-538-3831      212-743-5384       mark.tecotzky@csfb.com
                                                                             ----------------------
       Managing Director - ARM
       Trading
       Andrew Belcher                  212-538- 3831      212-743-5384       andrew.belcher@csfb.com
                                                                             -----------------------
       Associate - ARM Trading
       Patrick Gallagher               212-538- 3831      212-743-5384     patrick.gallagher@csfb.com
                                                                           --------------------------
       Associate - ARM Structuring
       James Buccola                    212-538-3831      212-743-4863       james.buccola@csfb.com
                                                                             ----------------------
       Analyst
       ------------------------------ ----------------- ------------------ ----------------------------

       ------------------------------------------------------------------------------------------------
                                             STRUCTURED FINANCE
       ------------------------------------------------------------------------------------------------
       ------------------------------ ----------------- ------------------ ----------------------------
                  Contact                  Phone               Fax                   E-mail
       John P. Graham                   212-325-6201      212-743-4683       john.p.graham@csfb.com
                                                                             ----------------------
       Director
       Bruce Kaiserman                  212-538-1662      617-326-7636      bruce.kaiserman@csfb.com
                                                                            ------------------------
       Director
       Peter J. Sack                    212-325-7862      212-743-5261         peter.sack@csfb.com
                                                                               -------------------
       Vice President
       Josef Bittman                    212-538-6611      212-743-4506       josef.bittman@csfb.com
                                                                             ----------------------
       Associate
       ------------------------------ ----------------- ------------------ ----------------------------

       ------------------------------------------------------------------------------------------------
                                                 COLLATERAL
       ------------------------------------------------------------------------------------------------
       ------------------------------ ----------------- ------------------ ----------------------------
                  Contact                  Phone               Fax                   E-mail
       Bryan Gallagher                  212-325-0317      212-743-4877      bryan.Gallagher@csfb.com
                                                                            ------------------------
       Vice President
       Michael De Palma                 212-538-5423      212-743-4876      michael.depalma@csfb.com
                                                                            ------------------------
       Collateral Analyst
       ------------------------------ ----------------- ------------------ ----------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              18

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

VII.   COLLATERAL SUMMARY

NOTE: Information contained herein reflects the October 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

------------------------------------------------------------------------------------------
                             Loan Group 1 Collateral Details
------------------------------------------------------------------------------------------

Gross WAC                  [4.152]%          Total Loan Balance       $[62,097,703.28]
Net WAC                    [3.777]%          Average Loan Balance        $[278,465.04]
WA Gross Margin            [2.552]%          Maximum Loan Balance      $[1,000,000.00]
WA Net Margin              [2.177]%          California Concentration          [46.68]%
Index:  1 Month LIBOR      [59.47]%          Northern CA Concentration         [25.99]%
        6 Month LIBOR      [40.53]%          Southern CA Concentration         [20.68]%
                                             WA Original LTV                   [77.12]%
                                             WA Credit Score                     [724]
WA Months to Reset              [2]          Full/Alt Doc*                     [24.21]%
Interest Only Loans       [100.00]%          Reduced Doc*                      [33.39]%
WAM                           [359]          Prepayment Penalties              [30.88]%
---------------------- -------------- ------ ------------------------- -------------------

------------------------------------------------------------------------------------------
                             Loan Group 2 Collateral Details
------------------------------------------------------------------------------------------
---------------------- -------------- ------ ------------------------- -------------------
Gross WAC                   [4.038]%         Total Loan Balance         $[193,065,743.13]
Net WAC                     [3.663]%         Average Loan Balance           $[270,779.44]
WA Gross Margin             [2.455]%         Maximum Loan Balance         $[1,050,000.00]
WA Net Margin               [2.080]%         California Concentration             [38.17]%
Index:  1 Month LIBOR        [0.00]%         Northern CA Concentration            [18.38]%
        6 Month LIBOR      [100.00]%         Southern CA Concentration            [19.79]%
                                             WA Original LTV                      [74.55]%
                                             WA Credit Score                        [723]
WA Months to Reset               [4]         Full/Alt Doc*                        [33.68]%
Interest Only Loans         [95.75]%         Reduced Doc*                         [44.47]%
WAM                            [358]         Prepayment Penalties                 [35.42]%
---------------------- -------------- ------ ------------------------- -------------------

------------------------------------------------------------------------------------------
                          Loan Group 1 and 2 Collateral Details
------------------------------------------------------------------------------------------
---------------------- -------------- ------ ------------------------- -------------------
Gross WAC                  [4.066]%          Total Loan Balance          $[255,163,446.41]
Net WAC                    [3.691]%          Average Loan Balance            $[272,610.52]
WA Gross Margin            [2.479]%          Maximum Loan Balance          $[1,050,000.00]
WA Net Margin              [2.104]%          California Concentration              [40.24]%
Index:  1 Month LIBOR      [14.47]%          Northern CA Concentration             [20.23]%
        6 Month LIBOR      [85.53]%          Southern CA Concentration             [20.01]%
                                             WA Original LTV                       [75.18]%
                                             WA Credit Score                         [724]
WA Months to Reset              [4]          Full/Alt Doc*                         [31.37]%
Interest Only Loans        [96.78]%          Reduced Doc*                          [41.77]%
WAM                           [358]          Prepayment Penalties                  [34.32]%
---------------------- -------------- ------ ------------------------- -------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              19

CREDIT SUISSE |                                                 October 19, 2004
FIRST BOSTON  |      Adjustable Rate Mortgage Trust 2004-3        (212) 538-3831
                                   TERM SHEET

*The mortgage loans have been originated under "full" or "alternative," "reduced documentation,"  "stated income/stated assets" or "no income/no asset" programs.
The  "alternative,"  "reduced," "stated  income/stated  asset" and "no income/no asset" programs  generally require either  alternative or less documentation and verification  than  do  full  documentation  programs  which  generally  require
standard   Fannie   Mae/Freddie   Mac  approved   forms  for   verification   of
income/employment,   assets  and  certain  payment  histories.   Generally,   an
"alternative"   documentation   program  requires   information   regarding  the
mortgagor's  income (i.e.,  W-2 forms,  tax returns and/or pay stubs) and assets
(i.e., bank statements) as does a "full doc" loan, however, alternative forms of standard verifications are used. Generally,  under both "full" and "alternative"
documentation  programs at least one year of income  documentation  is provided.
Generally,  under a "reduced documentation" program, either no verification of a mortgagor's  stated income is undertaken by the originator or no verification of
a  mortgagor's  assets  is  undertaken  by  the  originator.   Under  a  "stated
income/stated assets" program, no verification of either a mortgagor's income or a mortgagor's  assets is undertaken by the  originator  although both income and assets  are  stated  on the  loan  application  and a  "reasonableness  test" is applied.  Generally,  under a "no income/no asset" program, the mortgagor is not required to state his or her income or assets and therefore,  no verification of such  mortgagor's  income  or  assets  is  undertaken  by  the  originator.  The underwriting  for such mortgage loans may be based  primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at  origination as well as on the payment history and credit score.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              20